SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 23, 2005

Date of Report (Date of Earliest Event Reported)

WINSTON HOTELS, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	0-23732	56-1872141

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2626 Glenwood Avenue, Suite 200
Raleigh, North Carolina 27612

(Address of Principal Executive Offices) (Zip Code)

(919) 510-6010

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule l425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 23, 2005, Winston Hotels, Inc. (the “Company”) announced that James H. Winston will retire as a director of the Company effective May 3, 2005, the end of his current term.

     The Company issued a press release on March 23, 2005 announcing Mr. Winston’s retirement. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1      Press Release dated March 23, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINSTON HOTELS, INC.

March 23, 2005	/s/ Joseph V. Green

Joseph V. Green President and Chief Financial Officer

WINSTON HOTELS, INC.
INDEX TO EXHIBITS

Exhibit Number
99.1	Press Release dated March 23, 2005.